SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): October 15, 2002

Basic Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Utah	0-27849	00001748413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3771 South State Street, Salt Lake City, Utah	84115
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(801) 262-8429

Item 7.      Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document

99.1	Certification by the President and Chairman of the Board[1] of Basic Energy, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by the Treasurer[2] of Basic Energy, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.     Regulation FD Disclosure.

        Basic Energy, Inc. is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibits 99.1 and 99.2 to this report. Exhibits 99.1 and 99.2 consist of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Annual Report on Form 10-K filed by the registrant on the date hereof.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

1     Equivalent of Chief Executive Officer
2     Equivalent of Chief Financial Officer

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIC ENERGY, INC.

Date: October 13, 2002	By:	/s/ Jay W. Gibson
Jay W. Gibson President and Chairman of the Board